Registration No. 33-6418
1940 Act File No. 811-4946
Filed Pursuant to Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND

MIDCAP FUND

BOND FUND

Supplement Dated May 25, 2022, to Statement of Additional Information Dated March 31, 2022

Effective May 19, 2022, Colleen Donnelly has replaced Dara Biederman as Chief Compliance Officer of Thompson IM Funds, Inc. Accordingly, references to Ms. Biederman in the table on page 25 of the Statement of Additional Information are hereby removed and replaced with the following:

Name and Age	Position(s) Held with Thompson IM Funds, Inc. (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Colleen Donnelly Birth date: 7/26/65	Chief Compliance Officer since 2022	▪ Chief Compliance Officer of TIM since 2022 ▪ Chief Financial Officer of TIM since 2004 ▪ Chief Financial Officer of TPA from 2003 to 2004	N/A	N/A

(1)	Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.